Exhibit 99.4

GENERAL RED HOLDING, INC.

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

(UNAUDITED)

GENERAL RED HOLDING, INC.

Consolidated Financial Statements

June 30, 2012 and 2011

(Unaudited)

Patrizio & Zhao, LLC
Certified Public Accountants and Consultants	322 Route 46 West
Member of	Parsippany, NJ 07054 Tel: (973) 882-8810 Fax: (973) 882-0788
Alliance of worldwide accounting firms	www.pzcpa.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

General Red Holding, Inc.

We have reviewed the accompanying consolidated balance sheet of General Red Holding, Inc. (the “Company”) as of June 30, 2012, and the related consolidated statements of operations and comprehensive income for the three months and six months ended June 30, 2012 and 2011, and cash flows for the six months ended June 30, 2012 and 2011. These consolidated interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of General Red Holding, Inc. as of December 31, 2011, and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the year then ended (not presented herein); and in our report dated March 27, 2012, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2011, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

/s/ Patrizio & Zhao LLC

Parsippany, New Jersey

August 14, 2012

1

GENERAL RED HOLDING, INC.

Consolidated Balance Sheets

	June 30,	December 31,
	2012	2011
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,266,853	$2,989,729
Restricted cash	277,375	275,450
Accounts receivable	763,122	1,436,890
Inventory	2,460,588	2,058,467
Advance payments	234,199	1,850,888
Prepaid leases - current	1,562,075	1,550,780
Other current assets	35,463	14,731
Total current assets	6,599,675	10,176,935

Property and equipment, net	15,670,878	16,053,123

Other assets:
Intangibles, net	158,203	158,911
Prepaid leases – non current	11,715,559	12,406,243
Total other assets	11,873,762	12,565,154

Total assets	$34,144,315	$38,795,212

Liabilities
Current liabilities:
Accounts payable and accrued expenses	$1,546,885	$9,735,073
Short-term bank loans	5,389,000	5,351,600
Due to related parties	355,778	328,434
Other current liabilities	133,066	247,728
Total current liabilities	7,424,729	15,662,835

Total liabilities	7,424,729	15,662,835

Stockholders’ Equity
Common stock, $0.0001 par value, 200,000,000 shares authorized 125,112,803 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively.	12,511	12,511
Additional paid-in capital	4,590,933	4,590,933
Statutory reserve	1,762,042	1,762,042
Retained earnings	18,397,554	14,971,258
Accumulated other comprehensive income	1,956,546	1,795,633
Total stockholders’ equity	26,719,586	23,132,377

Total liabilities and stockholders’ equity	$34,144,315	$38,795,212

The accompanying notes are an integral part of these consolidated financial statements.

2

GENERAL RED HOLDING, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011

Sales	$1,260,760	$1,777,365	$8,911,048	$9,239,144

Cost of sales	826,504	857,227	4,341,545	4,023,680

Gross profit	434,256	920,138	4,569,503	5,215,464

Operating expenses
Selling expenses	309,728	63,147	739,548	219,537
General and administrative expenses	130,337	109,509	309,968	271,431
Total operating expenses	440,065	172,656	1,049,516	490,968

Income (loss) from operations	(5,809)	747,482	3,519,987	4,724,496

Other income (expenses):
Interest income	1,459	3,618	4,023	5,525
Interest expense	(90,356)	(62,064)	(179,887)	(122,053)
Other income, net	62,577	8,399	82,173	58,138
Total other expenses	(26,320)	(50,047)	(93,691)	(58,390)

Income (loss) before provision for income taxes	(32,129)	697,435	3,426,296	4,666,106

Provision for income taxes	-	-	-	-

Net income (loss)	(32,129)	697,435	3,426,296	4,666,106

Other comprehensive income
Foreign currency translation adjustment	20,011	230,946	160,913	342,884

Total comprehensive income (loss)	$(12,118)	$928,381	$3,587,209	$5,008,990

The accompanying notes are an integral part of these consolidated financial statements.

3

GENERAL RED HOLDING, INC.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended June 30,
	2012	2011

Cash flows from operating activities:
Net Income	$3,426,296	$4,666,106
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	529,954	474,868
Amortization of prepaid leases	777,713	762,089
Changes in assets and liabilities:	-
Accounts receivable	684,499	2,160,510
Inventory	(388,127)	167,183
Advance payments	1,631,270	315,669
Prepaid leases	-	(15,098,612)
Other current assets	(20,650)	(47,297)
Accounts payable and accrued expenses	(8,263,657)	10,191,827
Advances from customers	-	(600,728)
Other current liabilities	(116,511)	(103,584)
Total adjustments	(5,165,509)	(1,778,075)

Net cash provided by (used in) operating activities	(1,739,213)	2,888,031

Cash flows from investing activities:
Acquisition of property and equipment	(33,201)	(437,435)
Due from related party	-	10,718

Net cash used in investing activities	(33,201)	(426,717)

Cash flows from financing activities:
Due to related parties	26,894	(398,868)

Net cash provided by (used in) financing activities	26,894	(398,868)

Effect of foreign currency translation	22,644	40,588

Net increase (decrease) in cash and cash equivalents	(1,722,876)	2,103,034

Cash and cash equivalents – beginning	2,989,729	971,321

Cash and cash equivalents – ending	$1,266,853	$3,074,355

Supplemental disclosure of cash flow information:
Cash paid for interest	$179,887	$122,053
Cash paid for income taxes	$-	$71,281

The accompanying notes are an integral part of these consolidated financial statements.

4

GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 1 – Organization and Nature of Business

General Red Holding, Inc. (“GRH”) was established under the laws of the State of Delaware on January 18, 2011. The accompanying consolidated financial statements include the financial statements of GRH and its subsidiaries (collectively, the “Company”). The Company is primarily engaged in growing, preserving and marketing navel oranges.

On September 30, 2011, GRH entered into a Share Transfer and Issuance Agreement (the “Agreement”) with Han Glory International Investment Limited (“Han Glory International”), a company incorporated on April 28, 2011 under the laws of British Virgin Islands and Hua Mei Investments Limited (“Hua Mei”), a company incorporated on April 26, 2011 under the laws of the British Virgin Islands. Under the Agreement, GRH issued 74,814,862 shares to Hua Mei, the sole stockholder of Han Glory International, in exchange for all shares and beneficial interest of Han Glory International. This transaction is treated as a reverse merger, and therefore, after the share exchange, Han Glory International became the wholly owned subsidiary of GRH.

On May 18, 2011, Han Glory International purchased all shares of Greater China International Investment Limited (“Greater China International”), a company incorporated on December 4, 2009 under the laws of Hong Kong, from Zhihao Zhang, the sole stockholder of Greater China International, for $1,290 (HK$10,000). As a result, Greater China International became the wholly owned subsidiary of Han Glory International.

On January 13, 2010, Greater China International formed Nanchang Hanxin Agriculture Technology Co., Ltd (“WFOE”) in the city of Nanchang, Jiangxi Province, the People’s Republic of China (“PRC”).

On February 5, 2010, WFOE purchased all shares of Xingguo General Fruit Industry Development Co., Ltd (“General Fruit”) from Jiangjun Hong Group Co., Ltd., Xingping Hou and Jiefeng Ren for $293,400. As a result, WFOE acquired 100% interest in General Fruit. This transaction was a capital transaction in substance. That is, the transaction was a reverse recapitalization, equivalent to the issuance of stock by General Fruit for the net monetary assets of WFOE accompanied by a recapitalization.

General Fruit was formed in Xingguo County, Jiangxi Province, under the corporate laws of PRC On March 5, 2003. The primary business of General Fruits is to grow and sell navel oranges. On July 14, 2008, after a series of equity transfer agreements, General Fruits acquired 90% interest in Xingguo General Red Navel Orange Preservation Company, Ltd. (“Xingguo”). On July 25, 2010, General Fruits purchased the remaining 10% interest in Xingguo from Xingping Hou, the minority stockholder, for $295,000 (RMB 2,000,000) and owns 100% of Xingguo thereafter.

Xingguo, a citrus fruits company primarily engaged in preserving, packaging and marketing premium navel oranges, was formed as a limited liability company in Xingguo County, Jiangxi Province under PRC laws on November 22, 2005. Xingguo provides wholesale, retail, and institutional customers in China and several other countries with premium navel orange fruits under the trademark of “General Red”.

On September 26, 2011, GRH purchased all shares of Sheng Da Holding Limited (“Sheng Da BVI”), a company incorporated on May 18, 2011 under the laws of the British Virgin Islands, from General Red Company, Ltd (“General Red BVI”), a limited liability company incorporated on August 28, 2008 under the laws of British Virgin Islands, for $23,000. As a result, Sheng Da BVI became the wholly owned subsidiary of GRH. On September 29, 2011, Sheng Da BVI entered into a series of new agreements to terminate the old agreements with Xingguo, which were originally signed between General Red BVI and Xingguo on November 17, 2008, amended on June 10, 2011, and transferred to Sheng Da BVI by General Red BVI on June 30, 2011. The old agreements included a Consultation Agreement, an Operating Agreement, a Share Pledge Agreement, a Proxy Agreement and an Option Agreement. Upon the entry of these new agreements, Xingguo is no longer the Variable Interest Entity of Sheng Da BVI.

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GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 2 – Summary of Significant Accounting Policies

Basis Of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United Stated of America (“US GAAP”). The consolidated financial statements include the accounts of General Red Holding, Inc. and its wholly-owned subsidiaries. All inter-company transactions and balances have been eliminated in consolidation. The accompanying unaudited financial statements have been prepared in accordance with US GAAP applicable to interim financial information. Interim results are not necessarily indicative of results for a full year. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and the results of operations and cash flows for the interim periods have been included.

In preparing the accompanying unaudited consolidated financial statements, the Company evaluated the period from June 30, 2012 through the date the financial statements were issued for material subsequent events requiring recognition or disclosure (see Note 14).

Interim Financial Statements

These interim financial statements should be read in conjunction with the audited consolidated financial statements for the years ended December 31, 2011, as not all disclosures required by US GAAP for annual financial statements are presented. The consolidated interim financial statements follow the same accounting policies and methods of computations as the audited financial statements for the year ended December 31, 2011.

Seasonal Nature of Operations

The first and fourth quarters of the year are better in terms of profitability because of the maturity stage of the Company's products, which usually begins with the month of October.

Reclassification

Certain amounts as of June 30, 2011 and December 31, 2011 were reclassified for presentation purpose. These reclassifications had no effect on previously reported results of operations or retained earnings.

Note 3 – Cash and cash equivalents

As of June 30, 2012 and December 31, 2011, the Company had restricted cash of $277,375 and $275,450, respectively. These restricted cash balances are reserved for settlement of interest payable for short term bank loans. The cash is held in custody by a bank issuing loans and is restricted as to withdrawal or use, and is currently earning interest.

Note 4 – Accounts Receivable

Trade accounts receivable are stated at original invoice amount less allowance for doubtful receivables based on management’s periodic review of aging of outstanding balances and customer credit history. As of June 30, 2012 and December 31, 2011, no allowance was deemed necessary as all receivables were aged less than six months.

6

GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 5 – Inventory

Inventory as of June 30, 2012 and December 31, 2011 by major categories is summarized as follows:

	June 30, 2012	December 31, 2011

Raw materials	$-	$5,802
Packing materials	168,661	233,199
Finished goods	2,291,927	1,819,466

Total	$2,460,588	$2,058,467

Note 6 – Property and Equipment

Property and equipment as of June 30, 2012 and December 31, 2011 consist of the following:

	June 30, 2012	December 31, 2011

Electronic equipment	$103,026	$92,820
Vehicles	322,332	314,381
Machinery and equipment	1,860,124	1,836,565
Buildings and improvements	7,324,980	7,274,145
Producing orchards	10,329,746	10,258,057
Subtotal	19,940,208	19,775,968
Less: Accumulated depreciation	4,586,953	4,031,181
	15,353,255	15,744,787
Add: Construction in progress	317,623	308,336

Total	$15,670,878	$16,053,123

Depreciation expenses for the three months ended June 30, 2012 and 2011 were $263,079 and $ 240,837, respectively. Depreciation expenses for the six months ended June 30, 2012 and 2011 were $528,133 and $473,112, respectively.

Note 7 – Intangible Assets

Intangible assets as of June 30, 2012 and December 31, 2011 consist of the following:

	June 30, 2012	December 31, 2011

Land use rights	$181,843	$180,581
Less: Accumulated amortization	23,640	21,670

Total	$158,203	$158,911

Amortization expense for the three months ended June 30, 2012 and 2011 was $909 and $884, respectively. Amortization expense for the six months ended June 30, 2012 and 2011 was $1,821 and $1,756, respectively.

7

GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 8 –Prepaid Leases

Prepaid leases as of June 30, 2012 and December 31, 2011 consist of the following:

	June 30, 2012	December 31, 2011

Current	$1,562,075	$1,550,780
Non current	11,715,559	12,406,243

Total	$13,277,634	$13,957,023

On April 1, 2011, General Fruit entered into lease contracts with a group of individual orchard owners, pursuant to which General Fruit were authorized to operate the orchards for 10 years starting January 1, 2011. These leases are accounted for as operating leases. The lease terms are effective from January 1, 2011 through December 31, 2020. The aggregate lease amount of $15,507,803 (RMB 98,524,800) is being amortized over ten years. Amortized lease amount for the six months ended June 30, 2012 and 2011 was $777,713 and $762,089, respectively.

Note 9 –Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of June 30, 2012 and December 31, 2011 consist of the following:

	June 30, 2012	December 31, 2011

Accounts payable	$1,395,683	$9,603,870
Accrued expenses	151,202	131,203

Total	$1,546,885	$9,735,073

The carrying value of accounts payable and accrued expenses approximates their fair value due to the short-term nature of these obligations.

Note 10 – Short-Term Bank Loans

Short-term bank loans as of June 30, 2012 and December 31, 2011 consist of the following:

	June 30	December 31
	2012	2011
On November 17, 2011, the Company obtained a loan from Agricultural Development Bank of China, the principal of which will be paid in full by November 16, 2012. The interest was calculated using an annual fixed interest rate of 6.56% and paid monthly. The loan was secured by the Company’s property.	$4,168,550	$4,139,620

On November 25, 2011, the Company obtained a loan from Agricultural Development Bank of China, the principal of which will be paid in full by November 16, 2012. The interest was calculated using an annual fixed interest rate of 6.56% and paid monthly. The loan was secured by the Company’s inventory.	1,220,450	1,211,980

Total	$5,389,000	$5,351,600

8

GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 11 – Income Taxes

The Company is a Delaware corporation and conducts all of its business through its Chinese subsidiaries. The Company’s business is conducted solely in the PRC. As the Company is a U.S. holding company, it has not recorded any U.S. income for the six months ended June 30, 2012 and 2011, and there was no provision or benefit for U.S. income tax purposes.

Han Glory International was incorporated in the British Virgin Islands. Under the laws of British Virgin Islands, the Company is not subject to tax on income or capital gains.

Under the Corporate Income Tax Law of the PRC, the corporate income tax rate is 25%. The Company did not make any provision for income tax for the six months ended June 30, 2012 and 2011.

General Fruit has been exempt from paying income tax since its formation as it produces products which fall into the tax exemption list set out in the the Chinese Income Tax (“CIT”) law. This exemption is expected to last as long as the applicable provisions of the CIT law do not change.

Xingguo is primarily engaged in preserving, packaging and marketing premium navel oranges. In accordance with the CIT Law of PRC, an enterprise that is engaged in processing agricultural commodities is eligible for income tax exemption. The Company was approved for such preferred tax treatment on April 19, 2011, and the tax exemption was retroactively effective from January 1, 2011. This exemption is expected to last as long as the applicable provisions of the CIT law do not change.

Note 12 – Risk Factors

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal conditions in the PRC. The Company's business may also be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note13– Risk of Concentration and Credit Risk

During the six months ended June 30, 2012, five vendors accounted for approximately 76% of the Company’s purchases of raw materials, while during the six months ended June 30, 2011, five major vendors accounted for approximately 84% of the Company’s purchases of raw materials. Total purchases from these vendors were $2,607,312 and $1,600,324 for the six months ended June 30, 2012 and 2011, respectively.

During the six months ended June 30, 2012, one customer accounted for approximately 12% of the Company’s sales. Total sales to this customer were $1,026,168. For the six months ended June 30, 2011, no single customer accounted for more than 10% of the Company’s sales.

Financial instruments which potentially subject the Company to credit risk consist principally of cash on deposit with financial institutions. Management believes that the financial institutions that hold the Company’s cash and cash equivalents are financially sound and minimal credit risk exists with respect to these investments.

9

GENERAL RED HOLDING, INC.

Notes to Consolidated Financial Statements

(Unaudited)

Note 14 – Subsequent Events

The Company entered into a Share Exchange Agreement with Geltology, Inc (“Gelt”) on July 11, 2012. Pursuant to the terms of the Exchange Agreement, the shareholders of the Company transferred to Gelt all of the outstanding shares of common stock of the Company. In return, Gelt issued, in the aggregate, 125,112,803 shares of the common stock, par value $0.0001 per share (“Common Stock”) (such transaction is hereinafter referred to as the “Share Exchange”). This transaction is treated as a reverse merger, and therefore, after the share exchange, the Company became the wholly owned subsidiary of Gelt. As a result, Gelt cancelled an aggregate of 4,513,252 shares of restricted common stock.

10